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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 29, 2000

                               PENFORD CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   WASHINGTON
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         0-11488                                          91-1221360
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

  777-108TH AVENUE N.E., SUITE 2390
        BELLEVUE, WASHINGTON                                98004-5193
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 462-6000

                                 ---------------

                        ---------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

        On August 29, 2000, the Registrant issued a press release announcing that it intends to acquire Starch Australasia Limited from Goodman Fielder Limited for approximately $58 million (USD) in cash. The transaction is expected to close by September 29, 2000 and is subject to customary closing conditions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C) Exhibits

        99.1   Press release dated August 29, 2000.

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SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PENFORD CORPORATION
                                -------------------
                                   (Registrant)

       August 29, 2000          /s/ Jeffrey T. Cook
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            Date                Jeffrey T. Cook
                                President and
                                Chief Executive Officer (Principal
                                Executive Officer)